PSC Inc.
                               PSC SCANNING, INC.
                                675 Basket Road
                               Webster, NY 14580

                               As of July 4, 1997

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
200 Clarendon Street
Boston, Massachusetts 02117

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
LINCOLN NATIONAL INCOME FUND, INC.
c/o Lincoln Investment Management, Inc.
200 East Berry Street
Renaissance Square
Ft. Wayne, Indiana  46802

SECURITY-CONNECTICUT CORPORATION
SECURITY-CONNECTICUT LIFE INSURANCE COMPANY
20 Security Drive
Avon, Connecticut 06001

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
c/o Alliance Capital Managment L.P.
1345 Avenue of the Americas, 37th Floor
New York, New York  10105

Re:  Amendment No. 2 and Waivers under Securities Purchase Agreements

Ladies and Gentlemen:

PSC Inc., a New York corporation (the "Holding Company"), and PSC SCANNING Inc., a Delaware corporation (formerly named SpectraScan, Inc.) and a Wholly- Owned Subsidiary of the HOlding Company (the "Operating Company") (the Holding Company and the Operating Company are sometimes collectively referred to herein as the "Companies" and each as a "Company"), jointly and severally agree with you as follows:

1. Definitions. Reference is hereby made to those certain Securities Purchase Agreements dated July 12, 1996, as amended by Amendment No. 1 dated October 10, 1996 (as the same may be amended, modified or supplemented from time to time, the "Securities Purchase Agreements"), among the Holding Company, the Operating Company and each of you. Capitalized terms used herein without definition have the meanings ascribed to them in the Securities Purchase Agreements.

2.   Amendments   and  Waivers  under  the   Securities   Purchase   Agreements;
Acknowledgment of Amendments and Waivers under Bank Credit Agreement.

(a) Section 11.1(a) of the Securities Purchase Agreements is hereby amended by deleting the phrase "the one year anniversary of the Closing Date" appearing in the first sentence thereof and inserting "September 15, 1997" in place therof.

(b) Each of you hereby waives any default in the performance or observance of any covenant, condition or agreement contained in Section 14.7 of the Securities Purchase Agreements with respect to the fiscal quarter ended on July 4, 1997, and, for section 14.7(d) only, through August 15, 1997.

(c) Each of you hereby acknowleges that section 14.16(c) of the Securities Purchase Agreements permits the amdnemdnet and waivers under the Bank Credit Agreement as provided for in that certain Amendment Two and Waiver to Credit Agreement dated as of July 4, 1997, among the Holding Company, as Initial Issuing Agent, and Fleet Bank, as administrative agent, substantially in the form attached hereto as Exhibit A.

3.  No Default, Representations and Warranties, etc.

(a) The Companies  represent and warrant that,  except as otherwise  modified by
(i) the Holding Company's (A) Annual Report on Form 10-K for the fiscal year ended December 31, 1996, including all exhibits and appendices thereto, (b) Quarterly Report on Form 10-Q for the quarter ended April 4, 1997, and (c) Current Report on Form 8-K filed with the Commission on May 7, 1997, true correct and complete copies of which have been furnished to you, (ii) the projections referred to on Exhibit B attached hereto, and (iii) the information delivered to the Purchasers on June 11, 1997, which is attached hereto as Exhibit C, the representations and warranties contained in the Securities Purchase Agreements and the other Operative Documents are in all material respects correct on and as of the date hereof as if made on such date (except to the extent affected by the consummation of transactions permitted by the Securities Purchase Agreements), and that, after giving effect to the provisions of this Letter Agreement, no Default or Event of Default exists.

(b) The Companies each ratify and confirm the Securities Purchase Agreements (as amended hereby) and each of the other Operative Documents to which each is a party and agree that each such agreement, document and instrument is in full force and effect, that its obligations thereunder and under this Letter Agreement are its legal, valid and binding obligations enforceable against it in acccordance with the terms thereof and hereof and that it has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations.

(c) The Companies agree that (i) if any default shall be made in the performance or observance of any covenant, agreement or condition contained in this Letter Agreement or in any agreement, document or instrument executed in connection herewith or pursuant hereto (ii) if any representation or warranty made by the Companies herein or therein shall prove to have been false or incorrect on the date as of which made, the same shall constitute an Event of Default under the Securities Purchase Agreements and the other Operative Documents and, in such event, you and each other holder of any of the Notes shall have all rights and remedies provided by law and/or provided or referred to in the Securities Purchase Agreements and the other Operative Documents. The Companies further agree that this Letter Agreement is an Operative Document and all references thereto in the Securities Purchase Agreements and in any other of the Operative Documents shall include this Letter Agreement.

4. Payment of Transaction Costs. The Companies shall pay all reasonable fees and disbursements incurred by you in connnection herewith, including, without limitation, the reasonable fees, expenses and disbursements of your special counsel.

5. Governing Law. This Letter Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

6. Miscellaneous. The headings in this Letter Agreement are for purposes of reference only and shall not limit otherwise affect the meanings hereof. This Letter Agreement embodies the entire agreement and understanding among the parties thereto and supersedes all prior agreements and understandings relating to the subject matter hereof. In case any provision in this Letter Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or imparied thereby. This Letter Agreement may be executed in any number of counterparts and by the parties hereto on separate counterparts but all such counterparts shall together constitute but one and the same instrument.

If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart hereof, whereupon this Letter Agreement shall become a binding agreement under seal among the parties hereto. Please then return one of such counterparts to the Companies.

Very truly yours,
PSC Inc.
/s/ William J. Woodard

PSC SCANNING, INC.
/s/ William J. Woodard

Each of the undersigned (a) acknowledges and assents to the terms and provisions of the foregoing Letter Agreement and (b) ratifies and confirms each of the Operative Documents to which it is a party and agrees that each such operative Documents to which it is a party and agrees that each such operative Document is in full force and effect, that its obligations thereunder are its legal, valid and binding obligations enforceable against it in accordance with the terms thereof and that it has no defense, whether legal or equitable, setoff or counterclaim, to the payment and performance of such obligations.

INSTAREAD CORPORATION
/s/ William J. Woodard

PSC AUTOMATION, INC.
(formerly named Laserdata Corporation).
/s/ William J. Woodard

LASERDATA HOLDINGS, INC.
/s/ William J. Woodard

PSC S.A., INC.
/s/ William J. Woodard

PSC SCANNING SYSTEMS, INC.
/s/ William J. Woodard

The foregoing is hereby accepted and agreed to:

JOHN HANCOCK MUTUAL LIFE
INSURANCE COMPANY
/s/ D. Dana Donovan

JOHN HANCOCK VARIABLE LIFE
INSURANCE COMPANY
/s/ D. Dana Donovan

THE LINCOLN NATIONAL LIFE INSURANCE
COMPANY
By: Lincoln Investment Management, Inc.
Its Attorney-in-Fact


LINCOLN NATIONAL INCOME FUND. INC.
By:  David C. Fissler

SECURITY-CONNECTICUT CORPORATION
By:  /s/ Richard D. Mocarski

SECURITY-CONNECTICUT LIFE
 INSURANCE COMPANY
By:  /s/ Richard D. Mocarski

THE EQUITABLE LIFE ASSURANCE
 SOCIETY OF THE UNITED STATES
By:  /s/ William Gobbo, Jr.